SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 19, 2004

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

          DELAWARE                     1-13616                   02-045093
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

   11 Riverside Street, Nashua, NH                               03062-1373
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:

                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)

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Item 5.           Other Events and Required FD Disclosure.

     Storage Computer Corporation issued a press release on April 9, 2004 announcing that it had filed a notice of appeal in response to the United States District Court for the Northern District of Texas memorandum opinion and order granting Veritas Software Global Corporation its motion for summary judgment on infringement and denying Storage Computer Corporations motion for a partial summary judgment.





Exhibits
99.1*    Press release dated April 9, 2004
99.2*    Notice of Appeal
99.3*    Memorandum opinion

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* Furnished herewith




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2004                             STORAGE COMPUTER CORPORATION


                                               By: /s/ Michael J. O'Donnell
                                                   -----------------------------
                                               Name: Michael J. O'Donnell
                                               Title:   Chief Financial Officer